Exhibit 10.109

MASTER DEVELOPMENT AGREEMENT

This Master Development Agreement (this “Agreement”) is made as of the 3rd day of August 2007, by and between BEHRINGER HARVARD FRISCO SQUARE LP, a Texas limited partnership (“Owner”), and FRISCO SQUARE DEVELOPMENT, LTD., a Texas limited partnership (“Developer”).

RECITALS:

A.            Owner is the Owner of certain real property in Collin County, Texas, more particularly described on Exhibit A attached hereto (the “Land”).

B.            Owner has agreed to retain Developer for the furnishing of planning, project development and construction management services with respect to the Land, as more particularly set forth in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             General Description of Project. It is currently anticipated that the Land will be developed in phases, subject to Owner’s decision to proceed with development of each phase, as follows: (a) of the first phase, if constructed, will consist of approximately 67,528 leasable square feet consisting of 47,930 rentable square feet of office and 14,906 rentable square feet of retail space located on the southeast corner of Main Street and Coleman Blvd. in Frisco, Texas (“Phase 1”); and (b) subsequent phases, if constructed, will be determined based upon the recommendation of Developer and approval of Owner, which approval may be given or withhold in Owner’s sole discretion. As used herein, the term “Phase” refers to Phase 1 and any additional phases of development on the Land agreed upon by Owner; and the term “Project” means all the Phases intended to be built on the Land from time to time.

2.             Decision to Proceed With Development. In addition to having sole discretion with respect to the configuration of, and square footage to be constructed upon, each Phase, Owner shall have sole discretion as to whether or not to proceed with the development of each Phase of the Project. At such time as Owner elects to proceed with the development of a Phase, Owner shall send notice (the “Notice to Proceed”) to Developer of such election. Subject to the provisions of Section 3 below, within thirty (30) days after a Notice to Proceed is issued by Owner, the parties shall execute a Development Agreement (herein so called) in the form attached hereto as Exhibit B with respect to the applicable Phase, with all blanks filled in as agreed upon by the parties and all exhibits thereto agreed upon and attached. With respect to Phase 1, however, the parties have agreed to proceed with such Phase notwithstanding that a formal Notice to Proceed has not been issued; accordingly, concurrently with the execution of this Agreement Owner and Developer shall execute a Development Agreement with respect to Phase 1.

3.             Determination of Development Fee. In completing a Development Agreement with respect to a Phase, it is the intent of the parties that the “Development Fee” payable to Developer under a Development Agreement shall be equal to the market development fee (at the

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time such Development Agreement is executed) for projects similar to the Phase that is the subject of such Development Agreement, taking into accont the services to be rendered by the Developer under such Development Agreement and the location of the Project. If the parties are unable to agree upon the Development Fee to be inserted into a Development Agreement within thirty (30) days after the Notice to Proceed is issued with respect to the applicable Phase, the amount of the Development Fee (i.e., the fair market value of the services to be rendered by the Developer under the applicable Development Agreement) shall be determined by arbitration pursuant to Section 29 below. In such event, the time for execution of the applicable Development Agreement shall be extended to the tenth (10th) day after the amount of the Development Fee is determined.

4.             Allocation of Costs. Developer and Owner agree that the acquisition costs of the Land and certain grading and infrastructure costs associated with the Project shall be allocated among the different Phases as determined by Owner in its reasonable discretion.

5.             Termination.          Notwithstanding anything contained to the contrary in this Agreement or in any Development Agreement executed between the parties, Owner shall have the option to terminate this Agreement if one or more of the following events shall occur:

(a)           the filing by Developer of a voluntary petition in bankruptcy, the filing by a creditor of an involuntary petition in bankruptcy which is not dismissed within sixty (60) days, the adjudication of Developer as bankrupt or insolvent, the filing by Developer of any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, assignment for the benefit of creditors, or similar relief for debtors;

(b)           a good faith determination by Owner that either (i) Developer is not developing the Project (or a Phase thereof) in a manner satisfactory to Owner, or (ii) completion of the Project is not economically feasible;

(c)           Owner sells the Land, at Owner’s election;

(d)           Developer (or an affiliate of Developer) defaults in any obligation under that certain operating agreement of Owner dated August 3, 2007 and such default is not cured within any applicable notice or grace period.

(e)           Frisco Square Land, Ltd., Frisco Square Properties, Ltd., Frisco Square B1-6, F1-11, Ltd., and Frisco Square B1-7, F1-10, Ltd., cease to own any interest in Owner.

(f)            Fairways Frisco, LP no longer maintains Control (as hereinafter defined) of Developer For purposes of the foregoing, the term “Control” means either: (i) the ownership of fifty percent (50%) or more of the voting stock in Developer, or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of Developer, whether through ownership of voting securities, by contract or otherwise.

6.             Duties Upon Termination Upon termination of this Agreement, Developer shall, within ten (10) days thereafter, deliver to Owner complete copies of all books and records maintained by Developer for the Project. Owner shall compensate Developer for all fees earned hereunder through the date of termination promptly following the delivery of the information

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called for in the preceding sentence, subject to any claims Owner may have arising out of Developer’s default in performance hereunder.

7.             Notices. All notices, requests, and communications required or permitted hereunder shall be in writing and shall be sufficiently given and deemed to have been received (a) upon personal delivery, (b) twenty four (24) hours after deposit with a recognized overnight delivery service, (c) upon receipt of electronic confirmation of receipt in the event of delivery by telefacsimile (provided that such telefacsimile is followed by delivery by United State mail), or (d) if mailed, upon the first to occur of actual receipt or forty eight (48) hours after being placed in the United States mail, postage prepaid, registered or certified mail, with return receipt requested. The addresses to which notices should be sent are set forth on the signature pages of this Agreement. Notice of a change in address of one of the parties shall be given in writing to the other party as provided above, and shall be effective only upon actual receipt.

8.             Assignment. Developer may not assign its rights nor delegate its duties hereunder without the prior written consent of Owner. Developer’s assignment in contravention of this Section shall be null and void. Any permitted assignment by Developer shall not relieve Developer of any of its obligations hereunder. Owner shall have the right to assign its rights and duties under this Agreement without the consent of Developer.

9.             Waiver of Lien Claims. Developer hereby waives any and all rights it may now or hereafter have to assert a lien (whether constitutional, statutory, conferred by common law or arising in any other manner) against the Project or any part thereof.

10.           Lender Requirements. In the event that a mortgagee of the Project or any part thereof (a “Project Lender”) requests that Developer execute a document in connection with a loan to Owner, Developer will respond to such request promptly and will not unreasonably withhold its consent to the execution of such document (it being agreed that Developer shall not be required to execute any document that reduces the “Development Fee” payable to Developer under a Development Agreement). Without limiting the generality of the preceding sentence, Developer agrees that it will execute and deliver the following documents within five (5) days after request therefor: (a) an agreement that a Project Lender may terminate this Agreement if a default occurs in respect of any loan secured by the Project or any part thereof; (b) an estoppel certificate certifying that this Agreement is in full force and effect and containing such other certifications as may be reasonably requested; (c) an agreement subordinating this Agreement and the fees payable to Developer hereunder (or under a Development Agreement) to any mortgage or deed or trust held by a Project Lender; and (d) confirmation of the waiver by Developer of any right to assert a lien against the Project. Developer shall use reasonable care to avoid any act or omission that, in the performance of its duties hereunder, shall in any way conflict with the terms of any mortgage documents in respect of the Project, provided that Developer has been furnished with copies of such mortgage documents. In addition, Developer agrees to conform its general policies and procedures to any commercially reasonable requirements of any Project Lender providing financing for the acquisition or construction of the Project or any part thereof.

11.           Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas.

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12.           Compliance Amendments. Reference is made to Behringer Harvard Opportunity Op I LP, a Texas limited partnership (“BH REIT”), which owns a direct or indirect interest in Owner. Notwithstanding anything contained herein to the contrary, in the event that legal counsel for Owner reasonably determines that an amendment to this Agreement is necessary or advisable in order for this Agreement to comply with applicable tax laws (including, without limitation, laws and regulations pertaining to real estate investment trusts), applicable securities laws, the offering documents pertaining to BH REIT or any Affiliate, or the Statement of Policy Regarding Real Estate Programs of the North American Securities Administrators Association, Inc., effective September 29, 1993, as amended, then Owner and Developer shall, within ten (10) business days after request from Owner, execute such an amendment; provided, however, that no such amendment may decrease the compensation to which Developer is entitled hereunder or materially increase Developer’s liabilities or obligations under this Agreement without Developer’s written consent.

13.           Entireties, Beneficiaries. This Agreement and any Development Agreement executed pursuant hereto represents the entire Agreement between Owner and Developer with regard to management of the Project and all prior agreements are superseded hereby. This Agreement is for the sole benefit of Owner and Developer and no other party is benefited hereby. This Agreement creates contractual rights only between Owner and Developer, and Developer has no lien rights in or to the Project.

14.           No Agency. Developer and its agents shall all act as independent contractors in respect of Owner with regard to this Agreement. All personnel and staff of Developer shall be and remain employees or agents of, or independent contractors with, Developer and not of or with Owner. Developer shall at all times represent to third parties that the relationship of Developer to Owner, with regard to Developer’s duties under this Agreement, is that of independent contractor, and Developer and Owner shall not represent to any party that Developer and Owner are partners, co-venturers or principal and agent, or have any other relationship other than that of independent contractors with regard to this Agreement. Developer’s authority to act on behalf of Owner is strictly limited to that expressly delegated herein. Developer represents and warrants that (a) it has all the requisite licenses and other approvals required by law to carry out its duties hereunder; or (b) it will affect the services requiring such licenses through duly licensed agents and subcontractors who are affiliates of Developer that have all requisite licenses and authority to carry out such services.

15.           Attorneys’ Fees. Should either the Owner or the Developer employ an attorney or attorneys to enforce any of the terms and conditions of this Agreement, or to protect any right or interest created or evidenced hereby, the losing party shall pay the party obtaining final, unappealable judgment all reasonable costs, damages and expenses, including reasonable attorneys’ fees and expenses incurred by the prevailing party.

16.           No Waiver. The failure of either party to seek redress for violation, or to insist upon the strict performance of any covenant, agreement, provision or condition of this Agreement shall not constitute a waiver of such strict performance and the parties shall have all remedies provided in this Agreement and by applicable law with respect to any subsequent act which would he originally constituted a violation.

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17.           Interpretation. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The paragraph headings used in this Agreement are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions of this Agreement.

18.           Severability. If one or more of the provisions of this Agreement or any application of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application of such provisions shall in no way be affected or impaired.

19.           Amendments. This Agreement may be amended, from time to time, only with the written consent of both Owner and Developer.

20.           Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.

21.           Additional Acts. In connection with this Agreement, as well as all transactions contemplated by this Agreement, Owner and Developer each agree to execute and deliver such additional documents and instruments and take all such necessary action and perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions; provided, however, this Agreement may be modified only in accordance with the terms hereof.

22.           Exhibits. All exhibits referred to herein shall be considered a part of this Agreement as fully as if and with the same force and effect as if such exhibit had been included herein in full.

23.           Limitation of Liability. Any liability of Owner to Developer (or any person or entity claiming by, through or under Developer) for any default by Owner under this Agreement or any matter relating to this Agreement shall be limited to Developer’s actual direct, but not consequential, damages therefore. Owner’s liability under this Agreement is limited to Owner’s interest in the Project, and if Owner is comprised of more than one entity, the liability of each entity comprising Owner shall be several only (not joint) based upon such entity’s proportionate share of ownership in the Project. Any liability of Developer to Owner (or any person or entity claiming by, through or under Owner) for any default by Developer under this Agreement or any matter relating to this Agreement shall be limited to Owner’s actual direct, but not consequential, damages therefor.

24.           Confidentiality. Developer will keep confidential (a) the terms of this Agreement, and (b) all written and verbal negotiations and communications with Owner in connection with this Agreement (collectively, “Confidential Information”), and Developer will not disclose or make available any Confidential Information to any other person or entity, except to Developer’s accountants, brokers, attorneys, and other agents for the purpose of providing advice to Developer in connection with the Confidential Information and who agree to preserve the

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confidential nature of the Confidential Information, or as Developer is required to disclose by law or court order.

25.           Authority of Developer. Developer shall have no right or authority, express or implied, to commit or otherwise obligate Owner in any manner whatsoever except to the extent specifically provided herein or specifically authorized in writing by Owner.

26.           Licenses. Developer shall, at its own expense, qualify to do business and obtain and maintain such licenses as may be required for the performance by Developer of its services.

27.           Non-Discrimination Policy. Developer agrees that it will not deny the benefits of this Agreement to any person, nor discriminate against any employee or applicant for employment because of race, color, religion, sex, national origin, age or any other applicable protected classification. Developer will take affirmative action to insure that the evaluation and treatment of employees ate free from such discrimination. Developer, unless exempt, further agrees to abide by the terms of all applicable Federal, state and local non-discrimination provisions, including but not limited to 41 CFR Sec. 60-1.4, such non-discrimination provisions being incorporated herein by reference. Developer shall include this non-discrimination clause in all contracts and subcontracts to perform work under this Agreement and will notify all labor organizations with which it has a collective bargaining agreements of the obligations hereunder.

28.           Waiver of Jury Trial. Developer and Owner each hereby waives trial by jury in any action arising out of matters related to this Agreement, which waiver is informed and voluntary.

29.           Dispute Resolution. The parties hereto have agreed to submit disputes to mandatory arbitration in accordance with the provisions of this Section 29. Each party waives the right to commence an action in connection with this Agreement in any court and expressly agrees to be bound by the decision of the arbitrator determined in this Section 29; provided, however, the waiver in this Section 29 will not prevent the other party from commencing an action in any court for the sole purposes of enforcing the obligation of the other party to submit to binding arbitration or the enforcement of an award granted by arbitration herein. Notwithstanding the foregoing, prior to submitting any dispute hereunder to arbitration, each party shall first attempt in good faith, for thirty (30) days after the first notice given under this Agreement regarding such dispute, to resolve any such dispute promptly by negotiation between executives of each party who have authority to settle the dispute, which shall include an in-person meeting between such executives in Dallas, Texas.

(a)           Any dispute between the parties as to the interpretation of any provision of this Agreement or the rights and obligations of any party hereunder shall be resolved through binding arbitration as hereinafter provided in Dallas, Texas. Upon agreement between Owner and Developer, other parties may be made a party to the arbitration proceeding.

(b)           If arbitration is required to resolve a dispute between the parties, a panel of three (3) arbitrators shall be convened. Each party hereto shall each select one (1) arbitrator with at least five (5) years experience in commercial real estate in general and the operation of property similar to the Project in particular, and those two (2) arbitrators shall by agreement select a third

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arbitrator having recognized expertise and at least five (5) years experience in commercial real estate in general and the operation of property similar to the Project in particular.

(c)           The arbitrators selected pursuant to Section 29(b) above will establish the rules for proceeding with the arbitration of the dispute, which will be binding upon all parties to the arbitration proceeding. The arbitrators may use the rules of the American Arbitration Association for commercial arbitration but are encouraged to adopt the rules the arbitrators deem appropriate to accomplish the arbitration in the quickest and least expensive manner possible. Accordingly, the arbitrators may (i) dispense with any formal rules of evidence and allow hearsay testimony so as to limit the number of witnesses required, (ii) minimize discovery procedures as the arbitrators deem appropriate, (iii) limit the time for presentation of any party’s case as well as the amount of information or number of witnesses to be presented in connection with any hearing, and (iv) impose any other rules which the arbitrators believe appropriate to effect a resolution of the dispute as quickly and inexpensively as possible. In any event, the arbitrators (A) shall permit each side no more than two (2) depositions (including any deposition of experts), which depositions may not exceed four (4) hours each, one set of 10 interrogatories (inclusive of sub-parts) and one set of five (5) document requests (inclusive of sub-parts); (B) shall not permit any requests for admissions; (C) shall limit the hearing, if any, to two (2) days; and (D) shall render their decision within sixty (60) days of the filing of the arbitration.

(d)           The arbitrators will have the exclusive authority to determine and award costs of arbitration and the costs incurred by any party for its attorneys, advisors and consultants.

(e)           Any award made by the arbitrators shall be binding on the parties and all parties to the arbitration and shall be enforceable to the fullest extent of the law.

(f)            In reaching any determination or award, the arbitrators will apply the laws of the state of Texas. Except as permitted under Section 29(d) above, the arbitrators’ award will be limited to actual damages and will not include consequential, special, punitive or exemplary damages. Nothing. contained in this Agreement will be deemed to give the arbitrators any authority, power or right to alter, change, amend, modify, add to or subtract from any of the provisions of this Agreement. All privileges under state and federal law, including, without limitation, attorney-client, work product and party communication privileges, shall be preserved and protected. All experts engaged by a party must be disclosed to the other party within fourteen (14) days after the date of notice and demand for arbitration is given.

(g)           Notwithstanding any provision of this Agreement to the contrary, any party may seek injunctive relief or other form of ancillary relief at any time from any court of competent jurisdiction in Dallas County, Texas. In the event that a dispute or controversy requires emergency relief before the matter may be resolved under the arbitration procedures of this Section 29, notwithstanding the fact that any court of competent jurisdiction may enter an order providing for injunctive or other form of ancillary relief, the parties expressly agree that such arbitration procedures will still govern the ultimate resolution of that portion of the dispute or controversy not resolved pursuant to said court order.

[Signature Page Follows]

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Executed effective as of the date written above.

OWNER:

BEHRINGER HARVARD FRISCO SQUARE LLC, a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President

Address:	15601 Dallas Parkway, Suite 600
Addison, Texas 75001

DEVELOPER:

FRISCO SQUARE DEVELOPMENT, LTD.,
a Texas limited partnership

By:	Fairway FS Development, LLC,
a Texas limited liability company
General Partner

By:	/s/ James Leslie
Name:	James Leslie
Title:	Mgr of GP

Address:	16250 Dallas Parkway, Suite 102
Dallas, Texas 75248

Exhibit A

Legal Description

BHFS I, LLC PROPERTIES:

TRACT 1:

BEING a tract of land situated in the W. B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Ltd. as recorded in Collin County Clerk’s File No. 2005-004994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway (a 310 ft. right-of-way) with the south line of Main Street (a variable width right-of-way as recorded in Collin County Clerk’s File No. 2005-0071194 DRCCT;

THENCE North 86°07’47” East, along the south line of said Main Street, for a distance of 3 9.33 feet to a 1/2” iron rod for corner on the south line of a 24 ft. wide strip of land conveyed to the City of Frisco as recorded in Collin County Clerk’s File No. 2000-0081361 DRCCT;

THENCE along the south line of said City of Frisco tract with a circular curve to the left having a central angle of 02°34’14”, a radius of 5,793.61 feet, a tangent length of 129.98 feet, and a chord of North 87°01’27” East 259.90 feet, for an arc distance of 259.92 feet to a 1/2” iron rod found at said curve’s point of tangency;

THENCE North 85°44’20” East, continuing along said south line, for a distance of 8.48 feet to a 1/2” iron rod found for corner;

THENCE North 86°07’47” East, continuing along said south line, continuing along said south line for a distance of 776.11 ft. to a 1/2” iron rod found for corner on the west line of Lot Bl-10 of Frisco Square Phase 2 as conveyed to the City of Frisco and recorded in Cabinet P, Page 724 DRCCT;

THENCE South 03°52’13” East, departing said south line and along the west line of said City of Frisco tract, for a distance of 99.38 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Frisco tract, for a distance of 184.15 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 67.00 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Frisco tract, for a distance of 105.76 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 246.50 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, along a south line of said Frisco tract, for a distance of 57.76 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 111.50 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, along a south line of said Frisco tract, for a distance of 62.41 ft. to a 1/2” iron rod found for corner at the northwest corner of future Lot Bl-8 per deed to Frisco Square Properties, Ltd. as recorded in Collin County Clerk’s File No. 2003-0213220 DRCCT;

THENCE South 06°36’16” East, along the west line of said future Lot Bl-8, for a distance of 87.25 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, continuing along said west line, for a distance of 25.33 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, continuing along said west line, for a distance of 81.75 ft. to a 1/2” iron rod found for corner on the north line of Frisco Square Blvd. (recorded as W. Main St.) per the Conveyance Plat recorded in Cabinet N, Page 690 DRCCT;

THENCE South 83°23’44” West, along said north line, for a distance of 902.58 ft. to a 1/2” iron rod found for corner at the southeast end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to a 1/2” iron rod found for corner on the east line of said Dallas North Tollway and at the northwest end of said corner clip;

THENCE North 06°36’16” West, along said east line, for a distance of 689.45 to a 1/2” iron rod found for corner;

THENCE North 38°46’11” East, along the corner clip at the intersection of said east line with the south line of said Main Street, for a distance of 56.24 feet to the POINT OF BEGINNING and containing 15.24 90 acres of land.

TRACT 2:

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Land, Ltd. as recorded in Collin County Clerk’s (C.C.) File No. 2005-004 994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway (a 310 ft. right-of-way) with the south line of Frisco Square Blvd. (recorded as W. Main St.)(a 73 ft. right-of-way) per the Conveyance Plat recorded in Cabinet N Page 690 DRCCT;

THENCE North 83°23’44” East, along said south line, for a distance of 978.97 ft. to a ½” iron rod found for corner;

THENCE North 06°36’16” West, continuing along said south line, for a distance of 12.00 ft. to a ½” iron rod found for corner;

THENCE North 83°23’44” East, continuing along said south line, for a distance of 30.00 ft. to a ½” iron rod found for corner at the intersection of said south line with the west line of Church Street (a 121 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT;

THENCE South 06°36’16” East, along said west line, for a distance of 539.00 ft. to a ½” iron rod found for corner at the intersection of said west line with the north line of Page Street (a 67 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT and in C.C. No. 2006-955330 DRCCT;

THENCE South 83°23’44” West, along the said north line of Page Street, for a distance of 1,008.97 ft. to a ½” iron rod found for corner at the south end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to a ½” iron rod found for corner on the east line of said Dallas North Tollway;

THENCE North 06°36’16” West, along said east line, for a distance of 487.00 ft. to a ½” iron rod found for corner at the southwest end of a corner clip at the intersection of said east line with the south line of said Frisco Square Blvd.;

THENCE North 38°23’44” East, along said corner clip, for a distance of 28.28 ft. to the POINT OF BEGINNING and containing 12.4478 acres of land SAVE AND EXCEPT THE FOLLOWING DESCRIBED TRACT:

SAVE AND EXCEPT FROM TRACT 2:

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Land, Ltd. as recorded in Collin County Clerk’s (C.C.) File No. 2005-004 994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway, with the north line of Page Street (a 67 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT and in C.C. No. 2006-955330 DRCCT;

THENCE North 06°36’16”, along said east line, for a distance of 171.00 ft. to a point for corner;

THENCE North 83°23’44” East, departing said east line, for a distance of 220.50 ft. to a point for corner;

THENCE South 06°36’16” East, for a distance of 191.00 ft. to a point for corner on the north line of said Page Street;

THENCE South 83°23’44” West, along said north line, for a distance of 200.50 ft. to a 1/2” iron rod found for corner at the south end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to the POINT OF BEGINNING and containing 0.9622 acres of land.

LEAVING A NET AREA OF 11.4856 ACRES OF LAND FOR TRACT 2.

TRACT 3 (SHOWN ON SURVEY [PREPARED BY RUDY RANGEL, R.P.L.S. NO. 5664, DATED 07/12/07] AS TRACT 4A):

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of a tract conveyed to Frisco Square Land, Ltd., as recorded in Collin County Clerk’s (C.C.) File No. 2005-004994 Deed Records Collin County, Texas (DRCCT), and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the intersection of the south line of a 24 ft. wide strip of land conveyed to the City of Frisco as recorded in Collin County Clerk’s File No. 2000-0081361 DRCCT with the east line of Lot Fl-9 of Frisco Square Phase 2 as recorded in Cabinet P Page 724 DRCCT, said Lot Fl-9 as conveyed to the City of Frisco per said Frisco Square Phase 2 final plat;

THENCE North 86°07’47” East, along the south line of said City of Frisco 24 ft. wide strip of land, for a distance of 162.14 ft. to a 1/2” iron rod found for corner and for the beginning of a circular curve to the right;

THENCE continuing along said south line, with said circular curve to the right having a central angle of 15°46’18”, a radius of 2,608.02 ft., a tangent length of 361.23 ft., and a chord of South 85°59’04” East 715.63 ft., for an arc distance of 717.90 ft. to a 1/2” iron rod found for corner and for a point of tangency;

THENCE South 78°05’56” East, continuing along said south line, for a distance of 162.10 ft. to a 1/2” iron rod found for corner at the intersection of said south line with the west line of John W. Elliot Drive (a 60 ft. right-of-way);

THENCE South 12°16’44” West, along said west line, for a distance of 500.65 ft. to a 1/2” iron rod found for corner at the intersection of said west line with the north line of Frisco Square Blvd. as recorded in C.C. No. 2006-955350 DRCCT;

THENCE South 83°23’44” West, along said north line, for a distance of 657.91 feet to a 1/2” iron rod found for corner at the southeast corner of a tract conveyed to Frisco Square Properties, Ltd. as Future Lot Fl-8, as recorded in C.C. No. 2003-0213220 DRCCT;

THENCE North 06°36’16” West, departing said north line, and along the east line of said future Lot Fl-8, for a distance of 81.75 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, continuing along said east line, for a distance of 25.33 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, continuing along said east line, for a distance of 87.25 ft. to a 1/2” iron rod found for corner on a south line of said City of Frisco Lot Fl-9;

THENCE North 83°23’44” East, along said south line, for a distance of 15.91 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, along an east line of said Lot Fl-9, for a distance of 58.99 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, along a south line of said Lot Fl-9, for a distance of 209.26 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, along an east line of said Lot Fl-9, for a distance of 24 9.00 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Lot Fl-9, for a distance of 252.44 ft. to a 1/2” iron rod found for corner;

THENCE North 03°52’13” East, along an east line of said Lot Fl-9, for a distance of 84.59 ft. to a 1/2” iron rod found for corner;

THENCE South 86°07’47” West, along a north line of said Lot Fl-9, for a distance of 155.29 ft. to a 1/2” iron rod found for corner;

THENCE North 03°52’13” East, along an east line of said Lot Fl-9, for a distance of 96.00 ft. to the POINT OF BEGINNING and containing 9.5992 acres of land.

BHFS II, LLC PROPERTIES:

Tract 1 (SHOWN ON SURVEY [PREPARED BY RUDY RANGEL, R.P.L.S. NO. 5664, DATED 07/12/07 AND AS SHOWN ON SURVEY PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07 AS TRACT 12):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Bl-7, Block B-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut set in concrete at the southeast corner of said Lot Bl-7 at the intersection of the west Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) and the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls:

South 82°20’57” West a distance of 23.08 feet to an X-cut set in concrete for corner; North 07°3 9’03” West a distance of 2.50 feet to an X-cut set in concrete for corner;

South 82°20’57” West a distance of 67.33 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 19.33 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 07°39’03” West a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 29.25 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 25.28 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 07°3 9’03” West a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 31.85 feet to a 5/8” iron rod with red cap marked KHA set for corner in the east line of future Lot 8, Block B-l;

THENCE North 07°39’03” West with the east line of said future Lot 8, Block B-l a distance of 81.75 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE departing the east line of said future Lot 8, Block B-l and with the north line of said Lot Bl -7 the following calls:

North 82°20’57” East a distance of 17.08 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 82°20’57” East a distance of 14.77 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 07°39’03” West a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 82°20’57” East a distance of 25.28 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 82°20’57” East a distance of 15.19 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 07°39’03” West a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 82°20’57” East a distance of 17.34 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 82°20’57” East a distance of 12.20 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 37°20’57” East a distance of 10.61 feet to an X-cut set in concrete for corner; North 07°3 9’03” West a distance of 23.75 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 82.75 feet to an X-cut set in concrete for corner in the west Right-of-Way line of said Coleman Boulevard;

THENCE with the west Right-of-Way line of said Coleman Boulevard the following calls: South 07°3 9’03” East a distance of 91.13 feet to an X-cut set in concrete for corner; North 82°20’57” East a distance of 4.00 feet to an X-cut set in concrete for corner;

South 07°39’03” East a distance of 23.62 feet to the POINT OF BEGINNING and containing 0.424 5 acres of land.

Tract 2 (SHOWN ON SURVEY [PREPARED BY RUDY RANGEL, R.P.L.S. NO. 5664, DATED 07/12/07 AND AS SHOWN ON SURVEY PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07AS TRACT 13):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Fl-10, Block F-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut set in concrete at the southeast corner of said Lot Fl-10 at the intersection of the east Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) and the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas,-

THENCE with the east Right-of-Way line of said Coleman Boulevard the following calls: North 07°39’03” West a distance of 23.62 feet to an X-cut set in concrete for corner; North 82°20’57” East a distance of 4.00 feet to an X-cut set in concrete for corner;

North 07°39’03” West a distance of 91.13 feet to an X-cut set in concrete at the northwest corner of said Lot Fl-10;

THENCE with north line of said Lot Fl-10 the following calls:

North 82°20’57” East a distance of 82.75 feet to an X-cut set in concrete for corner;

South 07°3 9’03” East a distance of 23.75 feet to an X-cut set in concrete for corner;

South 52°39’03” East a distance of 10.61 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 12.20 feet to an X-cut set in concrete for corner;

North 07°39’03” West a distance of 0.75 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 17.34 feet to an X-cut set in concrete for corner;

South 07°39’03” East a distance of 0.75 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 15.19 feet to an X-cut set in concrete for corner;

North 07°3 9’03” West a distance of 1.50 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 25.28 feet to an X-cut set in concrete for corner;

South 07°39’03” East a distance of 1.50 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 14.77 feet to an X-cut set in concrete for corner; North 07°3 9’03” West a distance of 0.75 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 17.08 feet to an X-cut set in concrete for corner in the west line of future Lot 8, Block F-l;

THENCE South 07°39’03” East with the west line of said future Lot 8, Block F-l a distance of 81.75 feet to a pk nail set in concrete for corner in the north Right-of-Way line of said Frisco Square Boulevard;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls:

South 82°20’57” West a distance of 31.85 feet to a point for corner,-South 07°3 9’03” East a distance of 2.50 feet to an X-cut set in concrete for corner; South 82°20’57” West a distance of 25.28 feet to an X-cut set in concrete for corner; North 07°39’03” West a distance of 2.50 feet to an X-cut set in concrete for corner; South 82°20’57” West a distance of 29.25 feet to an X-cut set in concrete for corner; South 07°39’03” East a distance of 2.50 feet to an X-cut set in concrete for corner; South 82°20’57” West a distance of 19.33 feet to an X-cut set in concrete for corner; North 07°39’03” West a distance of 2.50 feet to an X-cut set in concrete for corner; South

82°20’57” West a distance of 67.33 feet to X-cut set in concrete for corner; South 07°39’03” East a distance of 2.50 feet to X-cut set in concrete for corner;

South 82°20’57” West a distance of 23.08 feet to the POINT OF BEGINNING and containing 0.4245 acre of land.

BHFS III, LLC PROPERTY:

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Fl-1, Block F-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with red cap marked KHA set at the corner clip intersection of the south Right-of-Way line of Main Street (variable width Right-of-Way) and the most easterly northeast corner of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE North 85°05’00” East with the south Right-of-Way line of said Main Street a distance of 190.04 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE South 04°55’00” East departing the south Right-of-Way line of said Main Street a distance of 96.67 feet to a 5/8” iron rod with red cap marked KHA set for corner, said point being an inner ell corner in the north line of Lot Fl-11 of said Frisco Square Phase 2;

THENCE with the north line of said Lot Fl-11 the following calls:

South 85°05’00” West a distance of 112.09 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 14.21 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 85.74 feet to a 5/8” iron rod with red cap marked KHA set for corner in the east Right-of-Way line of said Coleman Boulevard;

THENCE with the east Right-of-Way line of said Coleman Boulevard the following calls:

North 07°39’03” West a distance of 102.58 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 38°42’59” East a distance of 17.25 feet to the POINT OF BEGINNING and containing 0.4746 acre of land.

BHFS IV, LLC PROPERTIES:

Tract 1 (SHOWN ON SURVEY [PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07] AS TRACT 8):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Bl-5, Block B-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with red cap marked KHA set at the corner clip intersection of the south Right-of-Way line of Main Street (variable width Right-of-Way) and the most westerly northwest corner of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the west Right-of-Way line of said Coleman Boulevard the following calls:

South 51°17’01” East a distance of 18.09 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 108.03 feet to a 5/8” iron rod with red cap marked KHA set for corner from which a 1/2” iron rod found bears South 22°06’46” East a distance of 0.60 feet;

THENCE departing the west Right-of-Way line of said Coleman Boulevard the following calls:

South 82°20’57” West a distance of 85.74 feet to a 5/8” iron rod with red cap marked KHA set for corner from which a 1/2” iron rod found bears South 47°57’00” East a distance of 1.34 feet;

North 07°39’03” West a distance of 24.51 feet to a 1/2” iron rod found for corner;

South 85°05’00” West a distance of 120.62 feet to a 5/8” iron rod with red cap marked KHA set for corner,-

North 04°55’00” West a distance of 100.00 feet to a 5/8” iron rod with red cap marked KHA set for corner in the south Right-of-Way line of said Main Street;

THENCE North 85°05’00” East with the south Right-of-Way line of said Main Street a distance of 189.18 feet to the POINT OF BEGINNING and containing 0.5109 acre of land.

Tract 2 (SHOWN ON SURVEY PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07] AS TRACT 9):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being part of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at 5/8” iron rod with red cap marked KHA set at the southwest corner of Lot Bl-7, Block Bl, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, said point being in the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls:

South 82°20’57” West a distance of 100.05 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 37°20’57” West a distance of 59.54 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°3 9’03” East a distance of 57.90 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 30.00 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 07°39’03” West a distance of 12.00 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 76.39 feet to a 1/2” iron rod with cap found for corner;

THENCE departing the north Right-of-Way line of said Frisco Square Boulevard the following calls:

North 07°3 9’03” West a distance of 81.75 feet to a 1/2” iron rod with cap found for corner;

North 82°20’57” East a distance of 25.33 feet to a 1/2” iron rod with cap found for corner;

North 07°39’03” West a distance of 87.25 feet to a 1/2” iron rod with cap found for corner in the south line of Lot Bl-10, Lot Bl of said Frisco Square Phase 2, from which a 5/8” iron rod found bears South 78°45’27” West a distance of 2.23 feet;

THENCE North 82°20’57” East with the south line of said Lot Bl-10 a distance of 223.21 feet to a 5/8” iron rod with red cap marked KHA set for corner in the west line of said Lot Bl-7;

THENCE South 07°3 9’03” East with the west line of said Lot Bl -7 a distance of 81.00 feet to the POINT OF BEGINNING and containing 0.6550 acres of land.

Tract 3 (SHOWN ON SURVEY PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07] AS TRACT 10):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being part of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at 5/8” iron rod with red cap marked KHA set at the intersection the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) and the east Right-of-Way line of Library Street (variable width Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the northeast Right-of-Way line of said Frisco Square Boulevard the following calls:

North 07°39’03” West a distance of 57.90 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 52°39’03” West a distance of 59.54 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 100.05 feet to a PK nail set in concrete for corner in the east line of Lot Fl-10, Lot Fl, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas;

THENCE North 07°39’03” West with the east line of said Lot Fl-10 a distance of 81.00 feet to an X-cut in concrete set for corner in the south line of Lot Fl-9, Lot Fl, of said Frisco Square Phase 2;

THENCE North 82°20’57” East with the south line of said Lot Fl-9 a distance of 223.21 feet to a 1/2” iron rod with cap found for corner;

THENCE South 07°3 9’03” East a distance of 87.25 feet to a 1/2” iron rod with cap found for corner;

THENCE North 82°20’57” East a distance of 25.33 feet to a 1/2” iron rod with cap found for corner;

THENCE South 07°39’03” East a distance of 81.75 feet to a 1/2” iron rod with cap found for corner in the north Right-of-Way line of said Frisco Square Boulevard;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls:

South 82°20’57” West a distance of 76.39 feet to a 1/2” iron rod with cap found for corner;

South 07°39’03” East a distance of 12.00 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.6550 acres of land.

Tract 4 (SHOWN ON SURVEY [PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07] AS TRACT 11/LOT Fl-11):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Fl-11, Block F-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut set in concrete at the northwest corner of said Lot Fl-11 in the east Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE North 82°20’57” East a distance of 82.97 feet to an X-cut set in concrete for corner;

THENCE South 07°39’03” East a distance of 5.50 feet to an X-cut set in concrete for corner;

THENCE North 82°20’57” East a distance of 71.70 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE South 07°39’03” East a distance of 280.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE South 82°20’57” West a distance of 71.70 feet to an X-cut set in concrete for corner;

THENCE South 07°39’03” East a distance of 4.84 feet to an X-cut set in concrete for corner;

THENCE South 82°20’57” West a distance of 82.97 feet to an X-cut set in concrete for corner in the east Right-of-Way line of said Coleman Boulevard;

THENCE North 07°39’03” West with the east Right-of-Way line of said Coleman Boulevard a distance of 290.84 feet to the POINT OF BEGINNING and containing 1.0157 acres of land.

Tract 5 (SHOWN ON SURVEY [PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07] AS TRACT 11 / LOT Bl-6):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Bl-6, Block. B-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut set in concrete at the northeast corner of said Lot Bl-6 in the west Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE South 07°39’03” East with the west Right-of-Way line of said Coleman Boulevard a distance of 290.84 feet to an X-cut set in concrete for corner;

THENCE South 82°20’57” West departing the west Right-of-Way line of said Coleman Boulevard a distance of 82.97 feet to an X-cut set in concrete for corner;

THENCE North 07°39’03” West a distance of 4.84 feet to an X-cut set in concrete for corner;

THENCE South 82°20’57” West a distance of 71.70 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE North 07°39’03” West a distance of 280.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE North 82°20’57” East a distance of 71.70 feet to an X-cut set in concrete for corner;

THENCE North 07°39’03” West a distance of 5.50 feet to an X-cut set in concrete for corner;

THENCE North 82°20’57” East a distance of 82.97 feet to the POINT OF BEGINNING and containing 1.0157 acres of land.

Exhibit B

Form of Development Agreement

(See attached)

1